ISI Prospectus | Royce Micro-Cap Opportunity Fund
Royce Micro-Cap Opportunity Fund

The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014

Royce Opportunity Select Fund

On April 22, 2015, the Board of Trustees of The Royce Fund approved name changes and investment policy changes for Royce Opportunity Select Fund. All of these changes will take effect on May 1, 2015. The investment policies and operations of Royce Opportunity Select Fund will not change except as specifically described below.

Royce Opportunity Select Fund will be renamed Royce Micro-Cap Opportunity Fund. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $1 billion. In addition, the Fund’s operating policies will prohibit it from engaging in short sale transactions, writing call options, or borrowing money for investment purposes.

April 24, 2015